Bank Borrowings - Schedule of Bank Borrowings (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Bank borrowings
Short-term borrowings	[1]	$ 5,549	$ 6,956
Current portion of long-term bank borrowings	[2]	68
Long-term borrowings	[2]	1,622
Total		$ 7,239	$ 6,956

[1]	The Group’s short-term bank borrowings are primarily used for working capital and business development purposes and bear interest rate of 2.4% ~ 2.9% (2024: 3.00% ~ 3.17%) per annum, with a weighted average interest rate of 2.64% (2024: 3.11%) per annum. Certain bank borrowings are guaranteed by certain of our directors and certain subsidiaries as of December 31, 2024 and 2025.
[2]	In September and December 2025, the Group entered into a two-year and a twenty-one-month financing agreement, respectively, with a bank, totaling US$1,707 thousand and guaranteed by certain director. The interest rate ranged from 3.1% to 3.2% per annum.